UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section  13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 24, 2008

FINANCIALCONTENT, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-28377	94-3310536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

101 Lincoln Centre Drive, Suite 410, Foster City, California 94404

(Address of principal executive offices)

Registrant’s telephone number, including area code: (650) 286-9702

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS

On February 13, 2006, the Registrant executed a Note and Warrant Purchase Agreement (the “Purchase Agreement”) with Jade Special Strategies, LLC (“Jade”). Pursuant to the terms of the Purchase Agreement the Company sold to Jade three senior secured convertible promissory notes dated on or about February 13, 2006 (“Note 1”), March 31, 2006 (“Note 2”), and on June 9, 2006 (“Note 3”), in the amounts of $350,000.00, $350,000.00 and $300,000.00, respectively, with each having a maturity date two years from the date of issuance (collectively the “Note” or “Notes”) and otherwise having identical terms and conditions. Additionally, pursuant to the terms of the Notes, each Note has an initial conversion price of $0.75, which is subject to downward repricing adjustments at 75% of the initial conversion price and additional downward repricing adjustments in the event the average closing bid price for any 10 day trading period during any four month repricing period is less than the conversion price then in effect. The amount of the Notes were subsequently reduced to $910,000.00 upon Jade converting $10,000.00 of the debt to equity and by the Company paying Jade $80,000.00 on the Notes.

On August 20, 2007, the Registrant and Jade executed Amendment No. 1 to the Senior Secured Convertible Promissory Note due February 13, 2008, Amendment No. 1 to the Senior Secured Convertible Promissory Note due March 31, 2008, and Amendment No. 1 to the Senior Secured Convertible Promissory Note due June 9, 2008, under the terms of which Jade agreed to forego its rights to adjust the conversion price of the Notes and to forego any redemption fees and in exchange the Registrant agreed to accelerate the maturity date of all three notes to December 31, 2007.

On December 31, 2007, the Registrant was unable to pay the Notes. Accordingly, on December 31, 2007, the Registrant and Jade executed Amendment No. 2 to the Senior Secured Convertible Promissory Note due February 13, 2008, Amendment No. 2 to the Senior Secured Convertible Promissory Note due March 31, 2008, and Amendment No. 2 to the Senior Secured Convertible Promissory Note due June 9, 2008, under the terms of which the Registrant agreed to increase the principal payable on each note by $75,000.00 as well as to pay a one-time penalty to be determined on February 29, 2008.

On February 26, 2008, the Registrant and Jade executed Amendment No. 3 to the Senior Secured Convertible Promissory Note due February 13, 2008, Amendment No. 3 to the Senior Secured Convertible Promissory Note due March 31, 2008, and Amendment No. 3 to the Senior Secured Convertible Promissory Note due June 9, 2008, under the terms of which Jade agreed to forego the one-time penalty and the Registrant agreed to increase the principal payable on each note by $10,000.00 in the event the Notes are not paid in full on or before March 15, 2008.

On March 15, 2008, the Company was unable to pay the Notes. The balance payable on the maturity date was $1,165,000, not inclusive of interest. On March 24, 2008, the Company received a letter from Jade demanding full repayment of the Notes or alternatively the transfer of the assets of FinancialContent Services, Inc, the Company’s wholly owned subsidiary.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of businesses acquired.

None

(b)	Pro forma financial information.

None

(c)	Shell company transactions.

None

(d)	Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FinancialContent, Inc.

Date: March 28, 2008	By:	/s/ Wing Yu
Wing Yu
CEO

EXHIBIT INDEX

 None